UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2013

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 553-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

We are filing this Current Report on Form 8-K solely to add exhibits to the Company’s Registration Statement on Form S-3 (File No. 333-178110).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement Standard Provisions dated February 14, 2013

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

4.1	Form of 2.625% Fixed Rate Note due 2023

5.1	Opinion of John G. Shively, Esq.

23.1	Consent of John G. Shively, Esq. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 19, 2013	By:	/s/ John G. Shively
John G. Shively
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement Standard Provisions dated February 14, 2013

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

4.1	Form of 2.625% Fixed Rate Note due 2023

5.1	Opinion of John G. Shively, Esq.

23.1	Consent of John G. Shively, Esq. (included in Exhibit 5.1)